Exhibit 10.1

                                 FIRST AMENDMENT


     FIRST AMENDMENT (this "Amendment"), dated as of June 30, 2001, among SITEL CORPORATION, a Minnesota corporation (the "US Borrower"), SITEL EUROPE LIMITED (f/k/a Sitel Europe PLC), a company incorporated under the laws of England (the "English Borrower"), SITEL IRELAND LIMITED (f/k/a SITEL TMS LIMITED), a company incorporated under the laws of Ireland (the "Irish Borrower"), the lenders party to the Credit Agreement referred to below (the "Lenders"), and BANKERS TRUST COMPANY, as Administrative Agent (the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.

                              W I T N E S S E T H :
                              - - - - - - - - - -

     WHEREAS, the Borrowers, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of April 11, 2000 (the "Credit Agreement");

     WHEREAS, the US Borrower has requested the Lenders to amend and/or waive, and the Lenders have agreed to amend and/or waive, certain provisions of the Credit Agreement on the terms and conditions set forth herein; and

     WHEREAS, the parties hereto wish to amend and/or waive the Credit Agreement on the terms and conditions set forth herein;

     NOW, THEREFORE, it is agreed:

     1. The Lenders hereby waive any Events of Default that have arisen under the Credit Agreement (before giving effect to this Amendment) solely as a result of the US Borrower's failure to be in compliance with (i) Sections 9.08, 9.09 and 9.10 of the Credit Agreement for the Test Period ended on June 30, 2001 and
(ii) in the case of Section 9.09, also for the period from July 1, 2001 through August 3, 2001.

     2. Section 3.04 of the Credit Agreement is hereby deleted in its entirety.

     3. Section 8.01 of the Credit Agreement is hereby amended by inserting the following new clauses (j) and (k) at the end thereof:

          "(j) Receivables Audit. No later than September 30, 2001, an accounts receivable audit of the receivables of the US Borrower and its Subsidiaries as of June 30, 2001 prepared by an independent accounting firm reasonably acceptable to the Administrative Agent.

          (k) Capacity Utilization Reports. Within 45 days after the close of each fiscal quarter of the US Borrower, a certificate of a Senior Financial Officer of the US Borrower certifying as to the capacity utilization information for the respective centers of the US Borrower and its Subsidiaries on a regional basis as at the end of such fiscal quarter."

     4. Section 8.14 of the Credit Agreement is hereby amended by inserting the following new clause (e) at the end thereof:

          "(e)  Notwithstanding  anything  to the  contrary  contained  in  this
     Section 8.14 or elsewhere in this Agreement, neither the US Borrower nor any of its Wholly-Owned Subsidiaries may make a Permitted Acquisition where any portion of the consideration therefor consists of cash (including, without limitation, (I) any Indebtedness assumed, incurred or issued in connection therewith and (II) any amount paid or to be paid pursuant to any earn-out, non-compete or deferred compensation or purchase price arrangements) without first obtaining the prior written consent of the Required Lenders."

     5. Section 9.03(iii) of the Credit Agreement is hereby amended to read in its entirety as follows:

     "(iii) so long as there shall exist no Default or Event of Default (both before and after giving effect to the payment thereof), the US Borrower may make cash Restricted Payments so long as the aggregate amount of all Restricted Payments made subsequent to the Effective Date pursuant to this clause (iii) does not exceed the remainder of (A) the sum of (I) $1,000,000, plus (II) 100% of the aggregate Net Equity Proceeds received by the US Borrower from any Person (other than a Subsidiary of the US Borrower) from the issuance and sale subsequent to the Effective Date and on or prior to the date the Restricted Payment occurs (the "Restricted Payment Reference Date") of common stock and/or Qualified Preferred Stock of the US Borrower, plus (III) without duplication of any amounts included in preceding clause (II), 100% of the aggregate Net Equity Proceeds of any equity contribution received by the US Borrower from a holder of the US Borrower's common stock (other than from a Subsidiary of the US Borrower) subsequent to the Effective Date and on or prior to the Restricted Payment Reference Date minus (B) any amounts referred to in preceding clauses (II) and (III) to the extent that such amounts are used to make Investments pursuant to Section 9.05(xiv)."

     6. Section  9.04(iv) of the Credit  Agreement is hereby amended by deleting
the  amount   "$40,000,000"   appearing   therein  and   inserting   the  amount
"$25,000,000" in lieu thereof.

     7. Section 9.05(xiv) of the Credit Agreement is hereby amended to read in its entirety as follows:

     "(xiv) so long as no Default or Event of Default then exists or would result therefrom, the US Borrower and its Subsidiaries may make additional Investments so long as the aggregate amount of all such Investments made subsequent to the Effective Date and outstanding at any time (determined without regard to any write-downs or write-offs thereof) pursuant to this clause (xiv) does not exceed the remainder of (A) the sum of (I) $5,000,000, plus (II) 100% of the aggregate Net Equity Proceeds received by the US Borrower from any Person (other than a Subsidiary of the US Borrower) from the issuance and sale subsequent to the Effective Date and on or prior to the date the Investment occurs (the "Investment Reference Date") of common stock and/or Qualified Preferred Stock of the US Borrower, plus (III) without duplication of any amounts included in preceding clause (II), 100% of the aggregate Net Equity Proceeds of any equity contribution received by the US Borrower from a holder of the US Borrower's stock (other than from a Subsidiary of the US Borrower) subsequent to the Effective Date and on or prior to the Investment Reference Date, plus (IV) in any fiscal year of the US Borrower (commencing with its fiscal year beginning on January 1, 2001), an amount equal to the Additional Investment Basket Amount for such fiscal year minus (B) the sum of (I) any amounts referred to in preceding clauses
     (A)(II) and (A)(III) to the extent that such amounts are used to make Restricted Payments pursuant to Section 9.03(iii) plus (II) any portion of the Additional Investment Basket Amount that is used to make Capital Expenditures pursuant to Section 9.07(b) in the respective fiscal year, provided that in the case of any such Investment of $2,500,000 or more that is made in any Person that is not then a Subsidiary of the US Borrower (a "Designated Investment"), at least 10 Business Days prior to the making of any such Investment, the US Borrower shall deliver to the Administrative Agent and each of the Lenders a certificate of a Senior Financial Officer of the US Borrower certifying (and showing the calculations therefor in reasonable detail) that the US Borrower would have been in compliance with the financial covenants set forth in Sections 9.08, 9.09 and 9.10 for the respective Calculation Period, in each case with such financial covenants to be determined on a Pro Forma Basis as if such Investment (as well as all other Designated Investments and Permitted Acquisitions theretofore consummated after the first day of such Calculation Period) had been made on the first day of such Calculation Period; and"

     8. Section 9.07(a) of the Credit Agreement is hereby amended by deleting the table appearing therein and inserting the following new table in lieu thereof:

                 "Fiscal Year Ending                           Amount
                  ------------------                           ------
                 December 31, 2001                             $42,000,000
                 December 31, 2002                             $32,000,000
                 December 31, 2003                             $32,000,000".

     9. Section 9.08 of the Credit Agreement is hereby amended by deleting the table appearing therein and inserting the following new table in lieu thereof:

                 "Fiscal Quarter Ending                                Ratio
                 ----------------------                                -----
                 September 30, 2001                               4.25:1.00
                 December 31, 2001                                4.25:1.00
                 March 31, 2002                                   4.25:1.00
                 June 30, 2002                                    4.25:1.00
                 September 30, 2002                               4.25:1.00
                 December 31, 2002                                4.25:1.00
                 March 31, 2003                                   5.50:1.00".

     10. Section 9.09 of the Credit Agreement is hereby amended by deleting the table appearing therein and inserting the following new table in lieu thereof:

                 "Period                                              Ratio
                 -------                                              -----
                 First Amendment Effective Date
                 through and including March 30, 2003            2.50:1.00
                 March 31, 2003 and thereafter                   2.00:1.00".


     11. Section 9.10 of the Credit Agreement is hereby amended by deleting the table appearing therein and inserting the following new table in lieu thereof:

                 "Fiscal Quarter Ending On                          Amount
                 -------------------------                          ------
                 September 30, 2001                            $14,300,000
                 December 31, 2001                             $13,800,000
                 March 31, 2002                                $47,600,000
                 June 30, 2002                                 $53,000,000
                 September 30, 2002                            $53,000,000
                 December 31, 2002                             $53,000,000
                 March 31, 2003                                $60,000,000".

     12. The definition of "Applicable Commitment Commission Percentage" appearing in Section 11.01 of the Credit Agreement is hereby deleted and the following new definition of "Applicable Commitment Commission Percentage" is inserted in lieu thereof:

     "Applicable Commitment Commission Percentage" shall mean 1% per annum.

     13. The definition of "Applicable Margin" appearing in Section 11.01 of the Credit Agreement is hereby deleted and the following new definition of "Applicable Margin" is inserted in lieu thereof:

          "Applicable Margin" shall mean, with respect to Revolving Loans and Swingline Loans, from and after any Start Date to and including the corresponding End Date, the respective percentage per annum set forth below under the respective Type of Revolving Loans or Swingline Loans and opposite the respective Level (i.e., Level 1, Level 2, Level 3 or Level 4, as the case may be) indicated to have been achieved on the applicable Test Date for such Start Date (as shown on the respective officer's certificate delivered pursuant to Section 8.01(e) or the first proviso below):

    Level      Leverage Ratio             Base Rate Loans     Euro Rate Loans
    -----      --------------             ---------------     ---------------

     1       Less  than or  equal to
             1.50:1.00                           1.00%               2.00%

     2       Greater than 1.50:1.00
             but less than or equal
             to 1.75:1.00                        1.25%               2.25%

     3       Greater than 1.75:1.00
             but less than or equal
             to 2.00:1.00                        1.50%               2.50%

     4       Greater than 2.00:1.00              1.75%               2.75%

          provided, however, that if the US Borrower fails to deliver the financial statements required to be delivered pursuant to Section 8.01(a) or (b) (accompanied by the officer's certificate required to be delivered pursuant to Section 8.01(e) showing the applicable Leverage Ratio on the relevant Test Date) on or prior to the respective date required by such Sections, then Level 4 pricing shall apply until such time, if any, as the financial statements required as set forth above and the accompanying officer's certificate have been delivered showing the pricing for the respective Margin Reduction Period is at a level which is less than Level 4 (it being understood that, in the case of any late delivery of the financial statements and officer's certificate as so required, any reduction in the Applicable Margin shall apply only from and after the date of the delivery of the complying financial statements and officer's certificate); provided further, that (i) for any period prior to August 3, 2001, the Applicable Margin shall be determined on the basis of this definition prior to giving effect to the First Amendment and (ii) Level 4 pricing shall apply at any time when any Default or Event of Default is in existence.

     14. The definition of "Consolidated EBITDA" appearing in Section 11.01 of the Credit Agreement is hereby deleted and the following new definition of "Consolidated EBITDA" is inserted in lieu thereof:

          "Consolidated EBITDA" shall mean, for any period, Consolidated EBIT for such period, adjusted by adding thereto the amount of all amortization of intangibles and depreciation that were deducted in arriving at Consolidated EBIT for such period (including deferred financing, legal and accounting costs associated with the Existing Credit Agreement, the Senior Subordinated Notes and this Agreement), but determined without giving effect to up to an aggregate of $30,000,000 of asset impairment and restructuring expenses taken by the US Borrower in its fiscal quarters ended June 30, 2001 and September 30, 2001 in each case to the extent that such asset impairment and restructuring expenses otherwise reduced Consolidated EBITDA for such period; it being understood that in determining the Leverage Ratio only, Consolidated EBITDA for any period shall be calculated on a Pro Forma Basis to give effect to any Person or assets acquired during such period pursuant to a Permitted Acquisition and/or a Designated Investment and not subsequently sold or otherwise disposed of by the US Borrower or any of its Subsidiaries during such period.

     15. The definition of "Final Maturity Date" appearing in Section 11.01 of the Credit Agreement is hereby deleted and the following new definition of "Final Maturity Date" is inserted in lieu thereof:

          "Final Maturity Date" shall mean April 11, 2003.

     16. The definition of "Test Period" appearing in Section 11.01 of the Credit Agreement is hereby deleted and the following new definition of "Test Period" is inserted in lieu thereof:

          "Test Period" shall mean, at any time, each period of four consecutive fiscal quarters of the US Borrower then last ended (in each case taken as one accounting period); provided, however, for purposes of calculating compliance with Section 9.10 only for the periods ending September 30, 2001 and December 31, 2001, Test Period shall mean the fiscal quarter of the US Borrower ending September 30, 2001 or December 31, 2001, as the case may be (in each case taken as one accounting period).

     17. Section 11.01 of the Credit Agreement is hereby further amended by inserting the following new definitions in the appropriate alphabetical order:

          "First Amendment" shall mean the First Amendment, dated as of June 30, 2001, to this Agreement.

          "First Amendment Effective Date" shall have the meaning provided in the First Amendment.

     18. On August 3, 2001, the Total Revolving Loan Commitment shall be permanently reduced from $75,000,000 to $50,000,000 (as the same may be further reduced from time to time in accordance with the Credit Agreement), with such reduction to apply proportionately to permanently reduce the Revolving Loan Commitment of each RL Lender.

     19. In order to induce the Lenders to enter into this Amendment, each Borrower hereby represents and warrants that (i) the representations and warranties contained in Section 7 of the Credit Agreement are true and correct in all material respects on and as of the First Amendment Effective Date and August 3, 2001, after giving effect to this Amendment (it being understood and agreed that any representation or warranty which by its terms is made as of a specified date shall be required to be true and correct in all material respects only as of such specified date), and (ii) there exists no Default or Event of Default on the First Amendment Effective Date and August 3, 2001, after giving effect to this Amendment.

     20. In order to further induce the Lenders to enter into this Amendment, the US Borrower hereby agrees to pay to each Lender which executes and delivers to the Administrative Agent a counterpart of this Amendment on or before 5:30 p.m. (New York time) on August 3, 2001, an amendment fee equal to .50% of such Lender's Revolving Loan Commitment on August 3, 2001 (determined after giving effect to the reduction thereof as provided in Section 18 of this Amendment), with such fee to be earned on August 3, 2001 and payable on the Business Day immediately thereafter.

     21. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

     22. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the US Borrower and the Administrative Agent.

     23. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

     24. This Amendment shall become effective as of June 30, 2001 (the "First Amendment Effective Date") on the date when each Borrower, each other Credit Party and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at the Notice Office.

     25. From and after the First Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as amended hereby.

                                      * * *

     IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                         SITEL CORPORATION



                                         By: /s/ James E. Stevenson
                                             ----------------------------------
                                             Name: James E. Stevenson
                                             Title:  Chief Financial Officer



                                         SITEL EUROPE LIMITED



                                         By: /s/ James E. Stevenson
                                             ----------------------------------
                                             Name: James E. Stevenson
                                             Title:  Director



                                         SITEL IRELAND LIMITED



                                         By: /s/ James E. Stevenson
                                             ----------------------------------
                                             Name: James E. Stevenson
                                             Title:  Attorney

                                       BANKERS TRUST COMPANY,
                                        Individually and as Administrative Agent


                                       By:/s/ Susan L. Le Fevre
                                          -------------------------------------
                                          Name:    Susan L. Le Fevre
                                          Title:   Director


                                       BANK OF AMERICA, N.A.


                                       By:/s/ Robert M. Searson
                                          -------------------------------------
                                          Name:    Robert M. Searson
                                          Title:   Senior Vice President


                                       FIRST UNION NATIONAL BANK


                                       By: /s/ Stephanie Micua
                                           ------------------------------------
                                           Name: Stephanie Micua
                                           Title:   Vice President


                                       US BANK NATIONAL ASSOCIATION


                                       By:/s/ David A. Draxler
                                          -------------------------------------
                                          Name:    David A. Draxler
                                          Title:   Vice President


                                       BANK ONE, N.A.


                                       By:/s/ Michael V. Rhodes
                                          -------------------------------------
                                          Name:    Michael V. Rhodes
                                          Title:   Vice President

Acknowledged and Agreed
to as of the date written above:


SITEL CONSULTING LIMITED,
SIGNED by SITEL CONSULTING
LIMITED acting by its Attorney


By /s/ James E. Stevenson
   ----------------------------------
   Name:    James E. Stevenson
   Title:   Attorney


LEIDERMAN AND RONCORONI LIMITED,
SIGNED by LEIDERMAN AND RONCORONI LIMITED acting by its Attorney


By:/s/ James E. Stevenson
   ----------------------------------
   Name:    James E. Stevenson
   Title:   Attorney


THE TRAINING WORKS LIMITED, SIGNED
by THE TRAINING WORKS LIMITED
acting by its Attorney



By:/s/ James E. Stevenson
   ----------------------------------
   Name:    James E. Stevenson
   Title:   Attorney


SITEL KINGSTON LIMITED,
SIGNED by SITEL KINGSTON LIMITED
acting by its Attorney



By:/s/ James E. Stevenson
   ----------------------------------
   Name:    James E. Stevenson
   Title:   Attorney

SITEL MOOR PARK LIMITED,
SIGNED by SITEL MOOR PARK LIMITED
acting by its Attorney



By:/s/ James E. Stevenson
   ----------------------------------
   Name:    James E. Stevenson
   Title:   Attorney


SITEL STRATFORD LIMITED,
SIGNED by SITEL STRATFORD LIMITED
acting by its Attorney



By: /s/ James E. Stevenson
   ----------------------------------
   Name:    James E. Stevenson
   Title:   Attorney


SITEL UK LIMITED, SIGNED
by SITEL UK LIMITED
acting by its Attorney



By:/s/ James E. Stevenson
   ----------------------------------
   Name:    James E. Stevenson
   Title:   Attorney


B'S TELEMARKETING LIMITED,
SIGNED by B'S TELEMARKETING LIMITED
acting by its Attorney



By:/s/ James E. Stevenson
   ----------------------------------
   Name:    James E. Stevenson
   Title:   Attorney

SITEL KINGSTON (SERVICES) LIMITED,
SIGNED by SITEL KINGSTON (SERVICES) LIMITED acting by its Attorney



By:/s/ James E. Stevenson
   ----------------------------------
   Name:    James E. Stevenson
   Title:   Attorney


SITEL MOOR PARK (SERVICES) LIMITED,
SIGNED by SITEL MOOR PARK (SERVICES) LIMITED acting by its Attorney



By:/s/ James E. Stevenson
   ----------------------------------
   Name:    James E. Stevenson
   Title:   Attorney


SITEL STRATFORD (SERVICES) LIMITED,
SIGNED by SITEL STRATFORD (SERVICES) LIMITED acting by its Attorney



By:/s/ James E. Stevenson
   ----------------------------------
   Name:    James E. Stevenson
   Title:   Attorney


SITEL IBERICA TELESERVICES, S.A.,
SIGNED by SITEL IBERICA TELESERVICES, S.A.
acting by its attorney-in-fact



By:/s/ James E. Stevenson
   ----------------------------------
   Name:    James E. Stevenson
   Title:   Attorney

TELEACTION HISPANICA, S.A.,
SIGNED by TELEACTION HISPANICA, S.A.
acting by its attorney-in-fact



By:/s/ James E. Stevenson
   ----------------------------------
   Name:    James E. Stevenson
   Title:   Attorney


TELEPROMOTION S.A.,
SIGNED by TELEPROMOTION S.A.
acting by its attorney-in-fact



By:/s/ James E. Stevenson
   ----------------------------------
   Name:    James E. Stevenson
   Title:   Attorney


NATIONAL ACTION FINANCIAL SERVICES, INC.



By:/s/ James E. Stevenson
   ----------------------------------
   Name:    James E. Stevenson
   Title:   Director


FINANCIAL INSURANCE SERVICES, INC.



By:/s/ James E. Stevenson
   -----------------------------------------
   Name:    James E. Stevenson
   Title:   President


SEEK THE GEEK, INC.



By:/s/ James E. Stevenson
   -----------------------------------------
   Name:    James E. Stevenson
   Title:   President

SITEL INSURANCE MARKETING SERVICES, INC.



By:/s/ James E. Stevenson
   -----------------------------------------
   Name:    James E. Stevenson
   Title:   Attorney


SITEL INSURANCE SERVICES, INC.



By:/s/ James E. Stevenson
   -----------------------------------------
   Name:    James E. Stevenson
   Title:   President


SITEL INTERNATIONAL LLC



By:/s/ James E. Stevenson
   -----------------------------------------
   Name:    James E. Stevenson
   Title:   Chief Financial Officer of SITEL Corporation,
            the sole member of SITEL International LLC



SITEL MEXICO HOLDINGS LLC

By:      SITEL (BVI) International Inc.,
         the sole member of SITEL Mexico Holdings LLC

         By:      SITEL International LLC,
                  the sole director of SITEL (BVI) International, Inc.


By:/s/ James E. Stevenson
   ----------------------------------
   Name:    James E. Stevenson
   Title:   Chief Financial Officer of SITEL Corporation,
            the sole member of SITEL International LLC


SITEL CUSTOMER CARE, INC.


By:/s/ James E. Stevenson
   ----------------------------------
   Name:    James E. Stevenson
   Title:   Authorized Person

SITEL TELESERVICES CANADA INC.


By:/s/ James E. Stevenson
   ----------------------------------
   Name:    James E. Stevenson
   Title:   Vice President


SITEL BELGIUM NV,
Signed by SITEL BELGIUM NV acting
by its Attorney


By:/s/ James E. Stevenson
   ----------------------------------
   Name:    James E. Stevenson
   Title:   Attorney